UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 19, 2007
SELECTICA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-29637	77-0432030

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1740 Technology Drive, Suite 450
San Jose, CA 95110
(408) 570-9700

(Addresses, including zip code, and telephone numbers,
including area code, of principal executive offices)
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
As previously announced, Selectica, Inc.’s (the “Company”) Board of Directors has formed a Special Committee to conduct a voluntarily review of its historical stock option grants. As a result of this ongoing review of stock option granting practices, the Company has delayed filing its quarterly reports on Form 10-Q for the fiscal quarters ended September 30, 2006 and December 31, 2006, and its annual report on Form 10-K for the fiscal year ended March 31, 2007. The Company intends to file such quarterly and annual reports on Form 10-Q and Form 10-K, respectively, with the Securities and Exchange Commission (the “SEC”) as soon as possible after the completion of the independent review of past stock option granting practices.
On June 19, 2007, the Company received a letter from The Nasdaq Stock Market (“Nasdaq”) stating that it is not in compliance with the continued listing requirements of Nasdaq’s Marketplace Rule 4310(c)(14). The letter was issued in accordance with Nasdaq regulations because of the Company’s failure to timely file with the SEC its annual report on Form 10-K for the fiscal year ended March 31, 2007. The Company had previously announced that it is not in compliance with Nasdaq’s Marketplace Rule 4310(c)(14) because it had not timely filed its quarterly report on Form 10-Q for the fiscal quarters ended September 30, 2006 and December 31, 2006.
The notice received from Nasdaq on June 19, 2007 indicated that the Company’s failure to timely file with the SEC its annual report on Form 10-K for the fiscal year ended March 31, 2007 serves as an additional basis for delisting the Company’s securities from Nasdaq. The Nasdaq Listing Qualifications Panel (the “Panel”) will consider this matter in rendering a determination regarding the Company’s continued listing on Nasdaq. Pursuant to Marketplace Rule 4804(c), the Company can present its views with respect to this additional deficiency to the Panel in writing no later than June 26, 2007.
The Company’s common stock currently remains listed on Nasdaq.
The Company has issued a press release regarding the events described above. Such press release is attached as an exhibit hereto.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit	Description

Exhibit 99.1	Press Release of Selectica, Inc., dated June 22, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTICA, INC.
DATE: June 22, 2007	By:	/s/ Bill Roeschlein
Bill Roeschlein
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

Exhibit 99.1	Press Release of Selectica, Inc., dated June 22, 2007.